                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2003


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                   000-28275                75-2837058
            --------                   ---------                ----------
 (State or other jurisdiction of    (Commission File         (I.R.S. Employer
         incorporation)                 Number)           Identification Number)


                          500 NORTH CENTRAL EXPRESSWAY
                                 PLANO, TX 75074
                                 ---------------
                    (Address of principal executive offices)

                                 (972) 881-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
          (Former name or former address, if changed since last report)

              ITEM 12. Results of Operations and Financial Condition

                  On August 13, 2003, PFSweb, Inc. issued a press release
              announcing its financial results for the quarter ended June 30, 2003. Attached to this current report on Form 8-K is a copy of the related press release dated August 13, 2003. The information in this Report on Form 8-K, and the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

              Exhibit No.      Description

              99.1             Press Release Issued August 13, 2003

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of
              1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PFSweb, Inc.


                  Dated: August 13, 2003      By: /s/ THOMAS J. MADDEN
                                                  ------------------------------
                                              Thomas J. Madden
                                              Executive Vice President, Chief
                                              Financial and Accounting Officer